Summary of Significant Accounting Policies (Policies)	12 Months Ended
Jan. 31, 2013
Description of Business

Description of Business – Layne Christensen Company and subsidiaries (together, the “Company”) is a global water management, construction and drilling company. The Company operates throughout North America as well as in parts of Africa, Australia, Brazil, and Italy. Its customers include government agencies, investor-owned water utilities, industrial companies, global mining companies, consulting and engineering firms, heavy civil construction contractors, oil and gas companies and agribusiness. The Company has ownership interest in certain foreign affiliates operating in South America, with facilities in Chile, Peru, Uruguay and Brazil (see Note 3).

Fiscal Year	Fiscal Year – The Company’s fiscal year end is January 31. References to fiscal years are to the twelve months then ended.
Investment in Affiliated Companies

Investment in Affiliated Companies – Investments in affiliates (20% to 50% owned) in which the Company has the ability to exercise significant influence over operating and financial policies are accounted for by the equity method.

Principles of Consolidation

Principles of Consolidation – The Consolidated Financial Statements include the accounts of the Company and its majority-owned subsidiaries. Intercompany transactions have been eliminated. Financial information for the Company’s affiliates and certain foreign subsidiaries is reported in the Company’s Consolidated Financial Statements with a one-month lag in reporting periods and use a December 31 year-end, primarily to match the local countries’ statutory reporting requirements. The effect of this one-month lag on the Company’s financial position and results of operations is not significant. The Company has evaluated subsequent events through the time of the filing of these Consolidated Financial Statements. See Note 19 for a discussion of subsequent events.

Presentation

Presentation – As discussed further in Note 15, during the second quarter of fiscal year 2013, the Company reclassified its Energy division as a discontinued operation, the sale of which was completed October 1, 2012. Also discussed further in Note 15, the Company completed the sale of its SolmeteX operations on July 31, 2013 after classifying it as held for sale, and determining it qualified for a discontinued operation in the first quarter of fiscal year 2014. The Company has reclassified the operations of the Energy division and SolmeteX as discontinued operations for the three years in the period ended January 31, 2013. Amounts presented on the prior year comparable balance sheet have not been reclassified for both the Energy division and SolmeteX.

Use of Estimates in Preparing Financial Statements

Use of Estimates in Preparing Financial Statements – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Transactions and Translation

Foreign Currency Transactions and Translation – The cash flows and financing activities of the Company’s Mexican and African operations are primarily denominated in the U.S. dollar. Accordingly, these operations use the U.S. dollar as their functional currency and measure monetary assets and liabilities at year-end exchange rates while nonmonetary items are measured at historical rates. Income and expense accounts are measured at exchange rates which approximate the exchange rate at the dates on which those elements are recognized, except for depreciation and certain cost of revenues and selling expenses which are translated at historical rates. Gains or losses from changes in exchange rates are recognized in consolidated results of operations in the year of occurrence.

Other foreign subsidiaries and affiliates use local currencies as their functional currency. Assets and liabilities have been measured to U.S. dollars at year-end exchange rates. Income and expense items have been translated at the weighted average of the rates prevailing during each year which approximates the exchange rate at the dates on which those elements are recognized. Translation adjustments are reported as a separate component of accumulated other comprehensive income (loss).

Net foreign currency transaction losses for 2013, 2012 and 2011 were $1.4 million, $0.3 million and $0.5 million, respectively, and are recorded in other income (expense), net in the accompanying consolidated results of operations.

Revenue Recognition

Revenue Recognition – Revenues are recognized on large, long-term construction contracts meeting the criteria of Accounting Standards Codification (“ASC”) Topic 605-35 “Construction-Type and Production-Type Contracts” (“ASC Topic 605-35”), using the percentage-of-completion method based upon the ratio of costs incurred to total estimated costs at completion. Contract price and cost estimates are reviewed periodically as work progresses and adjustments proportionate to the percentage of completion are reflected in contract revenues in the reporting period when such estimates are revised. The nature of accounting for contracts is such that refinements of the estimating process for changing conditions and new developments are continuous and characteristic of the process. Many factors can and do change during a contract performance period which can result in a change to contract profitability from one financial reporting period to another. Some of the factors that can change the estimate of total contract revenue and cost include differing site conditions (to the extent that contract remedies are unavailable), the availability of skilled contract labor, the performance of major material suppliers, the performance of major subcontractors, unusual weather conditions and unexpected changes in material costs. These factors may result in revision to costs and income and are recognized in the period in which the revisions are determined. Provisions for estimated losses on uncompleted construction contracts are made in the period in which such losses are determined. Because the Company has many contracts in process at any given time, these changes in estimates can offset each other minimizing the impact on overall profitability. However, large changes in cost estimates on larger, more complex construction projects can have a material impact on the Company’s financial statements and are reflected in results of operations when they become known.

As allowed by ASC Topic 605-35, revenue is recognized on smaller, short-term construction contracts using the completed contract method. Provisions for estimated losses on uncompleted construction contracts are made in the period in which such losses are determined.

Contracts for the Company’s mineral exploration drilling services are billable based on the quantity of drilling performed and revenues for these drilling contracts are recognized on the basis of actual footage or meterage drilled.

Revenues for direct sales of equipment and other ancillary products not provided in conjunction with the performance of construction contracts are recognized at the date of delivery to, and acceptance by, the customer. Provisions for estimated warranty obligations are made in the period in which the sales occur.

Revenues for the sale of oil and gas by the Company’s discontinued Energy division were recognized on the basis of volumes sold at the time of delivery to an end user or an interstate pipeline, net of amounts attributable to royalty or working interest holders.

The Company’s revenues are presented net of taxes imposed on revenue-producing transactions with its customers, such as, but not limited to, sales, use, value-added and some excise taxes.

Inventories

Inventories – The Company values inventories at the lower of cost, determined using first-in, first-out (“FIFO”) basis, or market. Adjustments of value are recorded for inventory considered to be excess or obsolete. Inventories consist primarily of finished goods, parts and supplies. Raw materials of $1.8 million and $2.5 million were included in inventories in the consolidated balance sheet at January 31, 2013 and 2012, respectively.

Property and Equipment and Related Depreciation

Property and Equipment and Related Depreciation – Property and equipment (including major renewals and improvements) are recorded at cost. Depreciation is provided using the straight-line method. Depreciation expense was $59.5 million, $55.0 million and $45.5 in 2013, 2012 and 2011, respectively. The lives used for the items within each property classification are as follows:

Classification	Years
Buildings	15 - 35
Machinery and equipment	3 - 10

Oil and Gas Properties and Mineral Interests

Oil and Gas Properties and Mineral Interests – The Company sold the assets of the Energy division October 1, 2012. Prior to the sale, the Company followed the full-cost method of accounting for oil and gas properties. Under this method, all productive and nonproductive costs incurred in connection with the exploration for and development of oil and gas reserves are capitalized. Such capitalized costs include lease acquisition, geological and geophysical work, delay rentals, drilling, completing and equipping oil and gas wells, salaries, benefits and other internal salary-related costs directly attributable to these activities. Costs associated with production and general corporate activities are expensed in the period incurred. Normal dispositions of oil and gas properties are accounted for as adjustments of capitalized costs, with no gain or loss recognized. Capitalized costs are depleted based on units of production. Depletion expense was $2.9 million, $4.0 million and $5.7 million in 2013, 2012 and 2011, respectively.

The Company was required to review the carrying value of its oil and gas properties under the full cost accounting rules of the SEC (the “Ceiling Test”). The ceiling limitation is the estimated after-tax future net revenues from proved oil and gas properties discounted at 10%, plus the cost of properties not subject to amortization. If the net book value of oil and gas properties, less related deferred income taxes, is in excess of the calculated ceiling, the excess must be written off as an expense. Application of the Ceiling Test requires pricing future revenues at the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period to the end of the reporting period, unless prices are defined by contractual arrangements such as fixed-price physical delivery forward sales contracts. Unproved oil and gas properties are not amortized, but are assessed for impairment either individually or on an aggregated basis using a comparison of the carrying values of the unproved properties to net future cash flows.

Reserve Estimates

Reserve Estimates – Prior to the sale of the assets of the Energy division, the Company’s estimates of oil and gas reserves, by necessity, were projections based on geologic and engineering data, and there are uncertainties inherent in the interpretation of such data as well as the projection of future rates of production and the timing of development expenditures. Reserve engineering is a subjective process of estimating underground accumulations of oil and gas that are difficult to measure. The accuracy of any reserve estimate is a function of the quality of available data, engineering and geological interpretation and judgment. Estimates of economically recoverable gas reserves and future net cash flows necessarily depend upon a number of variable factors and assumptions, such as historical production from the area compared with production from other producing areas, the assumed effects of regulations by governmental agencies and assumptions governing oil and gas prices, future operating costs, severance, ad valorem and excise taxes, development costs and workover and remedial costs, all of which may in fact vary considerably from actual results. For these reasons, estimates of the economically recoverable quantities of oil and gas attributable to any particular group of properties, classifications of such reserves based on risk of recovery, and estimates of the future net cash flows expected there from may vary substantially. Any significant variance in the assumptions could materially affect the estimated quantity and value of the reserves, which could affect the carrying value of the Company’s oil and gas properties and the rate of depletion of the oil and gas properties. Actual production, revenues and expenditures with respect to the Company’s reserves will likely vary from estimates, and such variances may be material.

Goodwill

Goodwill – The Company’s impairment evaluation for goodwill is conducted annually as of December 31, or more frequently if events or changes in circumstances indicate that goodwill might be impaired. The evaluation is performed by using a two-step process. In the first step, the fair value of each reporting unit is compared with the carrying amount of the reporting unit, including goodwill. If the estimated fair value of the reporting unit is less than the carrying amount of the reporting unit, then a second step must be completed in order to determine the amount of the goodwill impairment that should be recorded. In the second step, the implied fair value of the reporting unit’s goodwill is determined by allocating the reporting unit’s fair value to all of its assets and liabilities other than goodwill (including any unrecognized intangible assets) in a manner similar to a purchase price allocation. The resulting implied fair value of the goodwill that results from the application of this second step is then compared to the carrying amount of the goodwill and an impairment charge is recorded for the difference. Based on the results of the fiscal year 2013 evaluation, no goodwill impairment was identified. See Note 5 for a discussion of the impairments recorded in fiscal year 2012.

We consider both a market approach and an income approach in estimating the fair value of each reporting unit in our analysis. The market approach may include use of the guideline transaction method, the guideline company method, or both. The guideline transaction method makes use of available transaction price data of companies engaged in the same or similar lines of business as the respective reporting unit. The guideline company method uses market multiples of publically traded companies with operating characteristics similar to the respective reporting unit. The income approach uses projections of each reporting unit’s estimated cash flows discounted using a weighted average cost of capital that reflects current market conditions. We also compare the aggregate fair value of our reporting units to our market capitalization plus a control premium.

The more significant assumptions used in the income approach, which are subject to change as a result of changing economic and competitive conditions, are as follows:

•	Anticipated future cash flows and long-term growth rates for each reporting unit. The income approach to determining fair value relies on the timing and estimates of future cash flows, including an estimate of long-term growth rates. The projections use management’s estimates of economic and market conditions over the projected period including growth rates in sales and estimates of expected changes in operating margins. The Company’s projections of future cash flows are subject to change as actual results are achieved that differ from those anticipated. Actual results could vary significantly from estimates.

•	Selection of an appropriate discount rate. The income approach requires the selection of an appropriate discount rate, which is based on a weighted average cost of capital analysis. The discount rate is subject to changes in short-term interest rates and long-term yield as well as variances in the typical capital structure of marketplace participants in our industry. The discount rate is determined based on assumptions that would be used by marketplace participants, and for that reason, the capital structure of selected marketplace participants was used in the weighted average cost of capital analysis. Given the current volatile economic conditions, it is possible that the discount rate could change.

Intangible Assets

Intangible Assets – Other intangible assets primarily consist of trademarks, customer-related intangible assets and patents obtained through business acquisitions. Amortizable intangible assets are being amortized using the straight-line method over their estimated useful lives, which range from one to 35 years.

Other Long-lived Assets

Other Long-lived Assets – Long-lived assets, including amortizable intangible assets and the Company’s gas transportation facilities and equipment, are reviewed for recoverability whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. See Note 5 for a discussion of the impairments recorded in fiscal year 2013 and 2012. Factors we consider important which could trigger an impairment review include but are not limited to the following:

•	significant underperformance of our assets;

•	significant changes in the use of the assets; and

•	significant negative industry or economic trends.

Based on declines in operating performance during FY2013 and FY2012 in our Heavy Civil division, and in the fourth quarter of FY2013 in our Mineral Exploration division, we reviewed the recoverability of the asset values of our equipment during each of the periods. No impairments were indicated by such analyses.

Cash and Cash Equivalents

Cash and Cash Equivalents – The Company considers investments with an original maturity of three months or less when purchased to be cash equivalents. The Company’s cash equivalents are subject to potential credit risk. The Company’s cash management and investment policies restrict investments to investment grade, highly liquid securities. The carrying value of cash and cash equivalents approximates fair value.

Restricted Deposits	Restricted Deposits – Restricted deposits consist of escrow funds associated primarily with acquisitions.
Allowance for Uncollectible Accounts Receivable

Allowance for Uncollectible Accounts Receivable – The Company makes ongoing estimates relating to the collectability of its accounts receivable and maintains an allowance for estimated losses resulting from the inability of its customers to make required payments. In determining the amount of the allowance, the Company makes judgments about the creditworthiness of significant customers based on ongoing credit evaluations, and also considers a review of accounts receivable aging, industry trends, customer financial strength, credit standing and payment history to assess the probability of collection.

The Company does not establish an allowance for credit losses on long-term contract unbilled receivables. Adjustments to unbilled receivables related to credit quality, if they occur, are accounted for as a reduction of revenue.

Accrued Insurance Expense

Accrued Insurance Expense – The Company maintains insurance programs where it is responsible for a certain amount of each claim up to a self-insured limit. Estimates are recorded for health and welfare, property and casualty insurance costs that are associated with these programs. These costs are estimated based in part on actuarially determined projections of future payments under these programs. Should a greater amount of claims occur compared to what was estimated or costs of the medical profession increase beyond what was anticipated, reserves recorded may not be sufficient and additional costs to the consolidated financial statements could be required.

Costs estimated to be incurred in the future for employee health and welfare benefits, workers’ compensation, property and casualty insurance programs resulting from claims which have been incurred are accrued currently. Under the terms of the Company’s agreement with the various insurance carriers administering these claims, the Company is not required to remit the total premium until the claims are actually paid by the insurance companies. These costs are not expected to significantly impact liquidity in future periods.

Fair Value of Financial Instruments

Fair Value of Financial Instruments – The carrying amounts of financial instruments, including cash and cash equivalents, customer receivables and accounts payable, approximate fair value at January 31, 2013 and 2012, because of the relatively short maturity of those instruments. See Note 7 for disclosure regarding the fair value of indebtedness of the Company and Note 13 for other fair value disclosures.

Litigation and Other Contingencies

Litigation and Other Contingencies – The Company is involved in litigation incidental to its business, the disposition of which is not expected to have a material effect on the Company’s business, financial position, results of operations or cash flows. It is possible, however, that future results of operations for any particular quarterly or annual period could be materially affected by changes in the Company’s assumptions related to these proceedings. We record a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. These provisions are reviewed at least quarterly and adjusted to reflect the impacts of negotiations, settlements, rulings, advice of legal counsel, and other information and events pertaining to a particular case. To the extent additional information arises or the Company’s strategies change, it is possible that the Company’s estimate of its probable liability in these matters may change.

Derivatives

Derivatives – The Company has foreign operations that have significant costs denominated in foreign currencies, and thus is exposed to risks associated with changes in foreign currency exchange rates. The Company periodically enters into hedge contracts related to certain forecasted foreign currency costs. These contracts are recorded at fair value and are accounted for as cash flow hedges such that changes in fair value for the effective portion of hedge contracts are recorded in accumulated other comprehensive income (loss) until the hedged item is recognized in operations. The ineffective portion of the derivatives’ change in fair value, if any, is immediately recognized in operations. The Company does not enter into derivative financial instruments for speculative or trading purposes.

Supplemental Cash Flow Information

Supplemental Cash Flow Information –The amounts paid for income taxes, interest and non-cash investing and financing activities were as follows:

	Years Ended January 31,
(in thousands)	2013	2012	2011
Income taxes	$20,234	$18,616	$20,165
Interest	3,972	1,795	1,676
Noncash investing and financing activities:
Accrued capital additions	1,896	3,537	1,479
Deferred debt issuance costs	—	1,716	—
Capital lease obligations	—	300	—

Additionally, during fiscal year 2012, the Company entered into financing obligations for software licenses amounting to $1.3 million, payable over three years. The associated assets are recorded as other intangible assets, net in the balance sheet.

Income Taxes

Income Taxes – Income taxes are provided using the asset/liability method, in which deferred taxes are recognized for the tax consequences of temporary differences between the financial statement carrying amounts and tax bases of existing assets and liabilities. The company reviews deferred tax assets for recoverability on a jurisdictional basis. In assessing the need for a valuation allowance, the company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Accounting guidance states that a cumulative loss in recent years is a significant piece of negative evidence that is difficult to overcome in determining that a valuation allowance is not needed against deferred tax assets. As such, it is generally difficult for positive evidence regarding projected future taxable income exclusive of reversing taxable temporary differences to outweigh objective negative evidence of recent financial reporting losses. In preparing future taxable income projections, the company considers the periods in which future reversals of existing taxable and deductible temporary differences are likely to occur, future taxable income, taxable income available in prior carry back years, and the availability of tax-planning strategies when determining the realizability of recorded deferred tax assets. Provision for U.S. income taxes on undistributed earnings of foreign subsidiaries and affiliates is made only on those amounts in excess of those funds considered to be invested indefinitely (see Note 9).

The Company’s estimate of uncertainty in income taxes is based on the framework established in the accounting for income taxes guidance. This guidance addresses the determination of how tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

For tax positions that meet this recognition threshold, the Company applies judgment, taking into account applicable tax laws and experience in managing tax audits, to determine the amount of tax benefits to recognize in the financial statements. For each uncertain position, the difference between the benefit realized on our tax return and the benefit reflected in the financial statements is recorded as a liability in the consolidated balance sheet. This liability is updated at each financial statement date to reflect the impacts of audit settlements and other resolution of audit issues, expiration of statutes of limitation, developments in tax law and ongoing discussions with taxing authorities.

Income Per Share

Income Per Share – Income per common share are based upon the weighted average number of common and dilutive equivalent shares outstanding. Options to purchase common stock are included based on the treasury stock method for dilutive earnings per share except when their effect is antidilutive. Options to purchase 1,285,303, 1,133,211 and 421,270 shares have been excluded from weighted average shares in 2013, 2012 and 2011, respectively, as their effect was antidilutive. A total of 275,666, 226,919 and 49,076 non-vested shares have been excluded from weighted average shares in 2013, 2012 and 2011, respectively, as their effect was antidilutive.

Share-Based Compensation

Share-Based Compensation – The Company recognizes the cost of all share-based instruments in the financial statements using a fair-value measurement of compensation expense related to all share-based instruments over the term expected to be benefited by the instrument. As of January 31, 2013, the Company had unrecognized compensation expense of $4.3 million to be recognized over a weighted average period of 2.1 years. The Company determines the fair value of share-based compensation granted in the form of stock options using the lattice valuation model or the Black-Scholes valuation model.

Unearned compensation expense associated with the issuance of non-vested shares is amortized on a straight-line basis as the restrictions on the stock expire, subject to achievement of certain contingencies.

Research and Development Costs

Research and Development Costs – Research and development costs charged to expense during 2013, 2012 and 2011 were $0.3 million, $1.6 million and $0.3 million, respectively, and are recorded in selling, general and administrative expenses in the accompanying consolidated results of operations.